ANY SHARES SO PURCHASED THROUGH THIS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) WITHOUT REGISTRATION UNDER THE ACT, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                            AMENDED STOCK OPTION PLAN


         Statement of Stock Option Plan, dated June 28, 1994, amended this 30th day of May 1996, for UniHolding Corporation (the "Company").

         Whereas, the Board of Directors of the Company (the "Board"), deems it in the best interest of the Company that certain directors, officers, key management personnel and key employees employed by the Company, its subsidiaries and affiliates be given an opportunity to acquire a stake in the growth of the Company, as a means of assuring their maximum effort and continued association with the Company, and

         Whereas, the Board believes that the Company can best obtain these and other benefits by granting stock options to designated employees from time to time,

         Now, therefore, the Board has adopted this Amended Stock Option Plan, effective upon their unanimous vote:

1. Purpose. The purpose of this 1994 Amended Stock Option Plan of UniHolding Corporation (the "Plan"), is to promote the interests of the Company by affording an incentive to certain directors, officers and key management personnel to remain in the employ of the Company and to use their best efforts in its behalf; and further to aid the Company in attracting, maintaining, and developing capable management personnel of a caliber required to insure the Company's continued success, by means of an offer to such person of an opportunity to acquire or increase their proprietary interest in the Company through the granting of options to purchase the Company's Common Stock pursuant to the terms of this Plan.

2. Definitions. When used herein, the following terms shall have the following meanings:

     "Administrator" means the Chairman of the Board, duly appointed to administer the Plan.

     "Affiliate" means any business entity in which the Company has or holds a significant interest or an entity which has or holds a significant interest in the Company.

     "Board" means the Board of Directors of the Company.

     "Book Value" means for the purposes of resales to the Company, the book value of such shares at the close of the Company's last fiscal year prior to the transaction to resale such shares, as shown on the Company's balance sheet which has been prepared and certified by the firm of accountants then servicing the Company.

     "Change in control" means that any of the following events have occurred:

     (a) any person or entity as defined in Section 13(d) of the Exchange Act of 1934 as amended (the "Exchange Act") becomes a beneficial owner of 40% or more of the outstanding Common Stock; or

     (b) as the consequence of any cash tender or exchange offer, merger, or other business combination (a "Transaction"), the persons who were directors of the Company before a Transaction cease to constitute a majority of the Board following such Transaction.

     "Common Stock" means the common stock of the Company par value $0.01 per share.

     "Company"  means  UniHolding  Corporation,   a  Delaware  corporation  with
principal offices at 96 Spring Street, 8th Floor, New York, New York 10012.

     "Date of Grant" means the date on which an Option is granted under the Plan.

     "Employees" shall generally include directors, officers, key management personnel and key employees of the Company, its parent, subsidiaries and affiliates.

     "Exchange Act" means the Securities Exchange Act of 1934 as amended.

     "Fair Market Value" means, with respect to the Common Stock, the average mean between the highest and the lowest selling prices at which shares of Common Stock were traded on the NASDAQ Small Cap or NASDAQ National System for the ten days prior to the Date of Grant, or, if not traded on said date, upon the basis of the mean of such prices on the date nearest preceding the Date of Grant, or, if the Common Stock is not included in the NASDAQ Small Cap or NASDAQ National System, the fair value of such stock as determined from time to time by the Board in its sole discretion.

     "Fiscal Year" means the period beginning June 1 and ending May 31.

     "Grantee" means any person to whom the Administrator has selected as a participant and granted an Option under an Option Agreement pursuant to the terms herein under the Plan and the terms of such Option Agreement.

     "Key Employees" shall include any employee of the Company, its subsidiaries and affiliates who has contributed in the past or is expected to contribute in the future to the operation and success of the Company in the discretion of the Administrator.

     "Key Management Personnel" shall be deemed to include the following employees of the Company, its subsidiaries or affiliates: directors, officers, department heads, and division managers.

     "Option" means a right granted under the Plan to a Participant to purchase a stated number of share of Common Stock.

     "Option Period" means the period within which the Option may be exercised pursuant to the Plan.

     "Participant" means any full-time key employee or key management personnel of the Company, its subsidiary or affiliate who is selected to participate in the Plan in accordance with Section 4 herein.

     "Plan" means the UniHolding Corporation 1994 Amended Stock Option Plan.

     "Subsidiary" means any company or business entity in which the Company owns a majority of the voting shares, or any company in a chain of companies connected with the Company through ownership of at least fifty percent (50%) of its voting shares by any company in the chain.

3. Policy. Options may be granted by the Administrator to Participants from time to time, but in no event after the fiscal year end 2004, to purchase shares of the Company pursuant to the terms herein.

4. Administration. This Plan shall be administered by the Administrator, the Chairman of the Board acting in agreement with a majority of the Board of Directors. The Administrator shall have full power and authority to construe, interpret and administer the plan and may from time to time adopt such rules and regulations for carrying out this Plan as he may deem proper and in the best interests of the Company. Subject to the terms, provisions, and conditions of this Plan, the Administrator shall have sole discretion (i) to select the participants to whom Options shall be granted, (ii) to determine the number of shares of Common Stock subject to each Option, provided that no Option shall be granted after the expiration of the period of ten years from the effective date of this Plan specified in Section 24 hereinafter, (iii) to determine the time or times when Options will be granted, (iv) to determine the Option Price of the shares subject to each Option, (v) to determine the time when each Option may be exercised and whether in whole or in installments, (vi) to fix such other provisions of the Option Agreement as the Administrator may deem necessary or desirable consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of this Plan. The Administrator shall consider the year(s) of service rendered by the participant to the Company, the compensation awarded to the participant, and the nature of the job performed by the participant when determining the amount of shares subject to an Option, the Option price and exercise or vesting schedule for each such Option granted. The interpretation of any provisions of this Plan by the Administrator shall be final, conclusive and binding upon all persons and the full Board of Directors shall place into effect the determination of the Administrator.

5. Shares subject to the Plan. The shares to be delivered upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board, from the authorized and unissued shares of Common Stock, shares held in the treasury of the Company, or shares purchased on the open market by the Company. Subject to adjustments made pursuant to the provisions of Section 16 hereinafter, the aggregate number of shares available for issuance, in whole or in part, upon exercise each year of the Options granted under this Plan shall not exceed 500,000 shares of Common Stock, with such shares being reserved for Options granted under this plan. In the event that any Option granted under this Plan expires or terminates for any reason whatsoever without having been exercised in full, the shares subject to, but not delivered under such Option shall become available for other Options to the same employee or other employees without decreasing the aggregate number of shares which may be granted under the Plan, or shall be available for any lawful corporate purpose. More than one Option may be granted to a Grantee pursuant to this Plan.

6. Option Agreements. (a) Each Option under this Plan shall be evidenced by an Option Agreement, which shall be signed by an officer of the Company and by the Grantee and which shall contain such provisions as may be approved by the Administrator.

     (b) The Option Agreements shall constitute binding contracts between the Company and the Grantee and every Grantee, upon acceptance of such Option Agreement, shall be bound by the terms and restrictions of this Plan and the Option Agreement.

     (c) The terms of the Option Agreements shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with this Plan.

7. Eligibility. Key employees and Key Management Personnel as defined hereinabove of the Company, its subsidiaries and affiliates shall be eligible to receive Options. The fact that an employee, officer or director has been granted an Option under this Plan shall not in any way affect or qualify the right of the employer to terminate his employment at any time. Nothing contained herein shall be construed to limit the right of the Company to grant Options otherwise under the Plan for any proper and lawful corporate purpose. Key employees and key management personnel to whom Options may be granted under this Plan will be those selected by the Administrator from time to time, in his sole discretion, who have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.

8. Agreement upon Voluntary Termination. Should the Grantee upon his/her own will terminate his/her employment with the Company after the date of grant of such Option, any Option(s) granted to him/her under this Plan theretofore which shall not have been exercised shall be cancelled, except at the discretion of the Administrator as set out in Article 14.

9. Option Price. The option price or prices of the Company's Common Stock per share offered to any Grantee under this Plan shall be determined by the Administrator in his absolute discretion at the time of granting an Option, provided, however, that such price or prices shall in no event be less than 100% of the Fair Market Value ("FMV"), as defined hereinabove in Section 2, of the Common Stock shares on the date of granting the Option. However, under no circumstances shall the FMV as determined by the Administrator be less than the Book Value of the Company's Common Stock as reflected in the Company's most recent financial statements.

10. Exercise of Options. (a) Subject to the provisions of this Plan, except with respect to Restrictions under Section 11 and Severance, Death under Section 14 hereinafter, the period during which each Option may be exercised shall be fixed by the Administrator at the Date of Grant and provided for within the respective Option Agreement, but such period shall expire not later than ten years from the Date of Grant or the termination date of the Plan, which ever first occurs.

     (b) Each Option granted under this Plan may be exercised in accordance with a vesting schedule provided in its respective Option Agreement.deletion Subject to the foregoing limitations and the terms and conditions of the respective Option Agreement, each Option shall be exercisable in whole or in part at such time or times as the Administrator may prescribe and specify in the vesting schedule within the applicable Option Agreement.

     (c) The option price of the shares as to which an Option shall be exercised shall be paid in full in cash to the Company at the time of exercise.

     (d) No Grantee shall have any rights as a stockholder with respect to any shares subject to his/her Option prior to the date on which he/she is recorded as the holder of such shares on the records of the Company.

     (e) This Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of shares upon any exercise of an Option until completion of any stock exchange listing, or other qualification of such shares under any state or federal law, rule or regulation as the Company may consider appropriate, and may require the Participant, beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

     (f) Each Option Agreement may contain an undertaking that, upon the demand of the Board or the Administrator for such a representation, the Grantee or any person(s) acting under Section 14 hereinafter shall deliver to the Board or the Administrator at the time of any exercise of an Option a written representation that (i) the shares to be acquired upon such exercise are to be acquired for his own account and not with a view to, or for resale in connection with, any distribution, and (ii) if the Grantee should decide to sell, transfer, or otherwise dispose of any of such shares, the Grantee may do so only if the shares are registered under the Securities Act of 1933, unless, in the opinion of counsel for the Company, such registration is not required, or the transfer is pursuant to the Securities and Exchange Commission Rule 144. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Grantee or such other person(s) to purchase any shares.

11. Restrictions. (a) Each share certificate representing shares of Common Stock shall be issued in the sole name of the Grantee, and each such certificate shall bear the following Restrictive Legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered for sale, sold or otherwise transferred in the United States or to a "U.S. person" except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

     (b) Each share certificate representing shares of Common Stock shall be held regardless for a period of six (6) months and five (5) days from the Date of Exercise by the Grantee pursuant to Section 16 of the Exchange Act of 1934, as amended. As such, the Grantee shall not sell or dispose of any shares purchased pursuant to such Option within the immediate six months and five days after exercising the Option or any part thereof. Where the Grantee is an officer or director of the Company, its subsidiary or affiliate, he/she shall insure that any action taken in regard to his/her rights under the Option Agreement or the Option shall be in full compliance with Section 16 of the Exchange Act of 1934 in particular and such other applicable rules and regulations .

12. Transferability of Options. Any Option granted under this Plan shall be exercisable only by the Grantee to whom such Option was granted during his lifetime, and shall not be transferred except by will or by laws of descent and distribution.

13. No Claim or Right Under the Plan. No employee shall at any time have the right to be selected as a Participant in this Plan nor, having been selected as a Participant and granted an Option, be granted any additional Option.

14. Severance, Death. (a) In the event that a Grantee shall cease to be employed by the Company, its subsidiary or affiliate upon his/her own will, any Option or Options theretofore granted to him under this Plan which shall not have been then exercised shall be deemed at that time canceled, except that the Administrator may in his absolute discretion extend the privilege to such Grantee to exercise any Options previously granted to him, which have not then expired, within three (3) months after cessation of employment. Furthermore, if any such cessation of employment is caused by the Grantee's retirement from the Company, its parent, subsidiary or affiliate employing the Grantee at such time, the Grantee shall have the right to exercise such Option(s), which have not then expired, at any time within three (3) months after such retirement, or such longer period as the Administrator may determine, and shall then terminate.

     (b) In the event that a Grantee shall die while employed by the Company, its subsidiary or affiliate, or shall die within three (3) months after his retirement from the Company, its parent, subsidiary or affiliate, any Option(s) granted to him under this Plan which shall not have been exercised at he time of his death shall be exercisable by the estate of the Grantee, or by any person who acquired such Option by bequest or inheritance from the Grantee, in accordance with the terms of such Option within six (6) months after the death of the Granee, or until the expiration of the Option, if that shall first occur.

15. Capital Adjustments affecting Stock. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, recapitalization, merger, consolidation, or a combination or exchange of shares, or of any similar change affecting the Common Stock, the number of shares of stock which thereafter may be optioned and sold under this Plan and the number of shares under Option in outstanding Option Agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such a manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for Participants under this Plan. The granting of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

16. Effect of Change in Control. Notwithstanding the provisions of Section 16, if there should be a Change in Control of the Company, the Company shall give each Participant written notice of such change as promptly as practicable prior to the effective date thereof and, at the discretion of the Board or the Administrator, all of the Options granted to a Participant not currently exercisable shall become immediately exercisable as of the effective date of such change in control.

17. Liquidation. Upon the complete liquidation of the Company, any unexercised Options previously granted under this Plan shall be deemed canceled, except as otherwise provided in Section 16 hereinabove on the occasion of a merger or consolidation. In the event of the complete liquidation of the parent, subsidiary or an affiliate, or in the event that such company ceases to be a subsidiary or affiliate as that term is defined in Section 2 hereinabove, any unexercised Options previously granted to Participants employed by such company shall be deemed canceled unless such Participant shall become employed by the Company or by any other subsidiary or affiliate on the occurrence of any such event.

18. Amendment and Discontinuance. The Board or Administrator may, with prospective or retroactive effect, amend, suspend or discontinue this Plan or any portion thereof at any time; provided, however, that the Board or Administrator shall not, without the written consent of the holders of Options, alter or impair unexercised Options that may have been previously granted under this Plan, except insofar as merger or consolidation of the Company, or a termination of employment of a Participant, or a liquidation or dissolution shall effect a cancellation of an Option under the terms of Section 14, 15 and 17 hereof.

19. Taxes. The Administrator may make such provisions and take such steps as he may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld by the Company with respect to Options under this Plan including, but not limited to (a) reducing the number of shares of Common Stock otherwise deliverable, based upon their FMV on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Plan, (b) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Participant, or (c) requiring a Participant, beneficiary, or legal representative to pay to the Company the amount required to be withheld or to execute such documents as the Administrator deems necessary or desirable to enable the Company to satisfy its withholding obligations as a condition of releasing the Common Stock.

20. No Liability of Board Members. No member of the Board, including the Administrator, shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Board or as Administrator nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of this Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with this Plan unless arising out of such person's own fraud or bad faith.

21. Unregistered Shares Representation. The Participant/Grantee shall represent in an Option Agreement that he/she understands that the shares are not now registered under the Securities Act of 1933 or under any state securities law and that the shares will not be so registered in the foreseeable future.

22. Captions. The captions herein have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provisions of this Plan.

23. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

24. Effective Date. This Plan shall became effective as of June 28, 1994 and remains so effective as amended this 30th day of May 1996.

         IN WITNESS WHEREOF, the undersigned, being all the Directors of UniHolding Corporation, hereby adopt and execute the above Amended Plan with the signatures of the full Board of Directors this 30th day of May 1996.


                                                     /s/ Edgard Zwirn


                                                     /s/ Bruno Adam


                                                     /s/ Enrico Gherardi